SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                Date of Report
                (Date of earliest
                event reported):       August 14, 2001


                              Snap-on Incorporated
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          1-7724                     39-0622040
--------------                       ------                     ----------
(State or other                 (Commission File              (IRS Employer
jurisdiction of                      Number)                Identification No.)
incorporation)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
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          (Address of principal executive offices, including zip code)


                                 (262) 656-5200
                          -----------------------------
                         (Registrant's telephone number)



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
Item 5.   Other Events.
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          On August 14, 2001, Snap-on Incorporated (the "Company") agreed to sell $200,000,000 aggregate principal amount of its 6.25% Notes due August 15, 2011 (the "Notes") in a public offering through Salomon Smith Barney Inc. and Banc One Capital Markets, Inc., Banc of America Securities LLC, Barclays Capital Inc., Mizuho International plc, U.S. Bancorp Piper Jaffray Inc. and Banco Bilbao Vizcaya Argentaria S.A.. (collectively, the "Underwriters"), under the Terms Agreement (as defined below). The closing for the sale of the Notes is scheduled for August 17, 2001. The Notes are registered on a Registration Statement on Form S-3 (Registration No. 33-55607) as filed with the Securities and Exchange Commission. Final versions of (1) the Terms Agreement, dated August 14, 2001, by and among the Company and the Underwriters (the "Terms Agreement"), including the Underwriting Agreement Basic Provisions incorporated therein by reference; and (2) the Officers' Certificate, dated August 16, 2001, creating the Notes, pursuant to the Indenture, dated September 15, 1995, by and between the Company and U.S. Bank, National Association (successor in interest to Firstar Trust Company) are filed herewith.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (1)  Not applicable.

          (2)  Not applicable.

          (3)  Exhibits. The following exhibits are being filed herewith:
               ---------

               (2) Terms Agreement, dated as of August 14, 2001, by and among Snap-on Incorporated, Salomon Smith Barney Inc., Banc One Capital Markets, Inc., as Representatives, and the other underwriters named therein, including the Underwriting Agreement Basic Provisions incorporated by reference therein.

               (4.1) Officers' Certificate, dated as of August 14, 2001, executed and delivered in connection with the issuance and sale of Snap-on Incorporated's 6.25% Notes due August 15, 2011.

               (12) Statement regarding computation of ratios of earnings to fixed charges.


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

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SNAP-ON INCORPORATED



Dated:   August 16, 2001                By: /s/ Susan F. Marrinan
                                           ----------------------------------
                                           Susan F. Marrinan
                                             Vice President, Secretary and
                                             General Counsel



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

                              Snap-on Incorporated

                   Exhibit Index to Current Report on Form 8-K


Exhibit
Number        Description
-------       -----------

(2) Terms Agreement, dated as of August 14, 2001, by and among Snap-on Incorporated, Salomon Smith Barney Inc., Banc One Capital Markets, Inc., as Representatives, and the other underwriters named therein, including the Underwriting Agreement Basic Provisions incorporated by reference therein.

(4.1) Officers' Certificate, dated as of August 14, 2001, executed and delivered in connection with the issuance and sale of Snap-on Incorporated's 6.25% Notes due August 15, 2011.

(12) Statement regarding computation of ratios of earnings to fixed charges.



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